10.24

                                                                  EXECUTION COPY
                          AGREEMENT AND PLAN OF MERGER




      This Agreement and Plan of Merger is entered into as of March 8, 2000 by and among Medix Resources, Inc., a Colorado corporation (Medix), Cymedix Lynx Corporation, a Colorado corporation wholly owned by the Company (Cymedix) and Automated Design Concepts, Inc., a New Jersey corporation (the ADC), and joined in by David R. Pfeil (the ADC Shareholder).

      The parties wish to effect the merger of ADC with and into Cymedix on the terms and conditions hereof (the Merger). By approving resolutions authorizing the Merger, Cymedix and ADC wish to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code), and the regulations thereunder, and to cause the Merger to qualify as a reorganization under the provisions of Section 368(a)(1)(A) of the Code.

      Accordingly, in consideration of the representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.The Merger

      1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Colorado Business Corporation Act (the Colorado
Act) and the New Jersey Business Corporation Act (the New Jersey Act), ADC shall be merged with and into Cymedix, the separate corporate existence of ADC shall cease, and Cymedix shall continue as the surviving company. Cymedix as the surviving company after the Merger is sometimes referred to herein as the ASurviving Company.

      1.2 Effective Time. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger in substantially the form attached as Exhibit A-1 (the New Jersey Certificate of Merger) with the Secretary of the State of the State of New Jersey in accordance with the relevant provisions of the New Jersey Act and a Certificate of Merger in substantially the form attached hereto as Exhibit A-2 (the Colorado Certificate of Merger) with the Secretary of State of the State of Colorado in accordance with the relevant provisions of the Colorado Act. The time of filing the Colorado Certificate of Merger is referred to herein as the Effective Time, and the date on which the Effective Time occurs is sometimes referred to herein as the Effective Date.

      1.3 Closing. The closing of the Merger (the Closing) shall take place at the offices of Cymedix at a time and date to be specified by the parties, which shall be as soon as practicable after the satisfaction or waiver of the conditions set forth in Articles 6 and 7 or at such other time, date and location as the parties hereto agree in writing (the Closing Date). At the Closing,

      (a) Cymedix shall deliver to ADC the various certificates and instruments required under Article 7,

      (b) ADC shall deliver to Cymedix the various certificates and instruments required under Article 6 and

      (c) Cymedix and ADC shall execute and file the Colorado Certificate of Merger with the Secretary of State of the State of Colorado and the New Jersey Certificate of Merger with the Secretary of State of the State of New Jersey.

      1.4 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the Colorado Act and the New Jersey Act.

      1.5 Governing Documents; Directors and Officers. At the Effective Time, the Certificate of Incorporation and the Bylaws of Cymedix (the Cymedix Governing Documents), each as in effect immediately prior to the Effective Time, shall be the governing documents of the Surviving Company. The directors and officers of the Surviving Company shall be the directors and officers of Cymedix in office immediately prior to the Effective Time, to serve until their respective successors are duly elected or appointed and qualified.

      1.6 Conversion of ADC Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any party, the following shall occur:

      (a) Conversion. All shares of common stock, no par value, of ADC (the ADC Stock) issued and outstanding immediately prior to the Effective Time will be automatically converted into and become the right to receive

      (i) $100,000 in cash (the Merger Cash) and (ii) 60,400 shares (the Merger Shares) of common stock, $.001 par value, of Medix (Common Stock). The certificate representing the Merger Shares shall be registered in the name of the ADC Shareholder and shall bear a legend reflecting the restricted status of the Merger Shares under the Securities Act of 1933, as amended (the Securities
Act).

      (b) Adjustments to Merger Consideration. The Merger Cash and Merger Shares issuable to the ADC Shareholder on conversion of the ADC Stock (collectively, the Merger Consideration) shall not be subject to any adjustment except in the event of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), recapitalization or other like change without receipt of consideration with respect to the Common Stock occurring on or after the date hereof and prior to the Effective Time (a Recapitalization), in which event the number of Merger Shares shall be adjusted appropriately to reflect the Recapitalization.

       1.7 Payment of Merger Consideration. On the Closing Date, ADC shall deliver to Cymedix properly endorsed certificates representing all of the issued and outstanding shares of ADC Stock, and Medix shall deliver the Merger Consideration to the ADC Shareholder. The certificates representing the ADC Stock surrendered at the Closing (together with any treasury stock of ADC) shall be canceled.

       1.8 Maintenance of Medical Insurance. Cymedix shall continue to maintain ADC's existing medical insurance policy for the benefit of the ADC Employees (as defined in Section 6.3) at all times after the Effective Time until comparable coverage is obtained for their benefit after December 31, 2000.

       1.9 Taking of Necessary Action; Further Action. At any time after the Effective Time, if any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Cymedix with full right, title and possession to all assets, property, rights, privileges, powers and franchises of ADC, the officers and directors of ADC and Cymedix are fully authorized in the name of their respective companies or otherwise to take, and will take, all such lawful and necessary action, as long as such action is consistent with this Agreement.

      2. Representations   and   Warrantees   of   ADC   and   the   ADC
Shareholder. ADC and the ADC Shareholder represent and warrant to Cymedix as follows:

      2.1 Organization. ADC is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the corporate power to own, lease and operate its property and to carry on its business as now conducted.

      2.2 Capital Structure and Ownership.

      (a) The authorized capital stock of ADC consists of 2,500 shares of common stock, no par value, of which there are 100 shares issued and outstanding on the date hereof. All outstanding shares of ADC Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of ADC or any agreement or document to which ADC is a party or by which it is bound.There are no outstanding warrants, options, rights, phantom stock rights, agreements, convertible or exchangeable securities or other instruments or commitments pursuant to which ADC is or may become obligated to issue, sell, purchase, return or redeem any shares of its capital stock or other securities or

       (b) that give any person the right toreceive any benefits or rights similar to any rights enjoyed by or accruing to the holders of shares of ADC Stock or other interests of ADC. There are no outstanding bonds, debentures, notes or other indebtedness having the right to vote on any matters on which shareholders of ADC may vote.

       (c) The ADC Shareholder is the lawful beneficial owner of the ADC Stock, all of which is registered in his name on the stock records of ADC. The ADC Shareholder has good and marketable title to the ADC Shares and has the full right to transfer title to thereto, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind. Other than this Agreement, the ADC Shares are not subject to any agreement, arrangement, commitment or understanding that could impair Cymedix=s rights thereto.

       (d) The ADC Shareholder

       (i) is an Aaccredited investor, as defined in Rule 501 under the Securities Act,

       (ii) have received, reviewed and considered all information deemed relevant in making an informed decision about accepting the Merger Shares as part of the Merger Consideration,

       (iii) will acquire the Merger Shares for investment and with no present intention of distributing or reselling them and

       (iv) is aware that the Merger Shares

       (A) will be deemed to be Arestricted securities for purposes of the Securities Act and

       (B) may not be sold or otherwise transferred in the absence of an exemption from the registration requirements of the Securities Act and applicable state securities laws.

       2.3 Authority. ADC has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of ADC, subject only to the filing and recording of the New Jersey Certificate of Merger pursuant to the New Jersey Act and the Colorado Certificate of Merger pursuant to the Colorado Act. This Agreement has been duly executed and delivered by ADC and the ADC Shareholder, and assuming the due authorization, execution and delivery by Medix and Cymedix, constitutes the valid and binding obligation of ADC and the ADC Shareholder, enforceable in accordance with its terms.

       2.4 No  Conflict.

       (a) Except as set forth in Schedule 2.4, the execution and delivery of this Agreement by ADC do not, and the performance of this Agreement by ADC will not,

       (i) conflict with or violate the Certificate of Incorporation or Bylaws of ADC,

       (ii) subject to compliance with the requirements set forth in Section 2.4(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to ADC or by which its properties are bound, or

       (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the rights of ADC or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of ADC pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which ADC is a party or by which ADC or its properties are bound or affected.

       (b) No consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other governmental or regulatory body or authority or instrumentality (Governmental Authority) is required by or with respect to ADC in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated, except for the filing of the Colorado Certificate of Merger with the Secretary of State of Colorado and the New Jersey Certificate of Merger with the Secretary of State of the State of New Jersey.

        (c) ADC has heretofore delivered to the Company true and complete copies of its Certificate of Incorporation and Bylaws, each as amended to date, and minute books, including its stock certificate ledger and stock transfer books.

        2.5 Financial  Statements; Undisclosed  Liabilities.

       (a) The unaudited financial statements of ADC for the year ended December 31, 1999 heretofore delivered to Cymedix comply as to form in all material respects with applicable accounting requirements, were prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis during the period involved (except as may be indicated in the notes thereto) and fairly present the financial position of ADC as of the date thereof and its results of operations for the period then ended.

        (b) ADC does not have any material liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise), except

        (i) as disclosed, reflected or fully reserved against in its balance sheet as of February 25, 2000 (the ADC Balance Sheet) and any notes thereto,

        (ii) for items set forth in Schedule 2.5 and iii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of the ADC Balance Sheet and not in violation of this Agreement or in excess of $5,000 in the aggregate.

        (c) Except as set forth in Schedule  2.5,

        (i) ADC has filed or caused to be filed in a timely manner (within any applicable extension periods) all tax returns, reports and forms required to be filed by the Internal Revenue Code (the Code) or by applicable state, local or foreign tax laws,

        (ii) all taxes required to be paid by ADC have been timely paid in full and all taxes for current periods are adequately provided for, and

        (iii) no tax liens have been filed and no material claims are being asserted in writing with respect to any taxes. The federal income tax returns filed by ADC have never been examined by the Internal Revenue Service.

        2.6 Assets.

        (a) ADC has good and valid title to all assets reflected on the ADC Balance Sheet, in each case free and clear of all mortgages, liens, security interests or encumbrances of any kind except as set forth in Schedule
2.6 (the Scheduled Liens).

        (b) All the material tangible personal property of ADC has been maintained in all material respects in accordance with good commercial practices. Each item of material tangible personal property of ADC is in all material respects in good operating condition and repair, ordinary wear and tear excepted. All leased personal property of ADC is in all material respects in the condition required by the terms of the applicable lease during the term of the lease and upon the expiration thereof.

        2.7 Intellectual Property. Schedule 2.7 sets forth a true and complete list of all intellectual property and proprietary rights, whether or not subject to statutory registration or protection (collectively, ADC Intellectual Property), owned, used, filed by or licensed to ADC. Except as set forth in
Schedule 2.7, ADC owns and has the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, without payment to any other person, all ADC Intellectual Property, and the consummation of the transactions contemplated hereby will not conflict with, alter or impair any of those rights. ADC has not granted any options, licenses or agreements of any kind relating to the ADC Intellectual Property or the marketing or distribution thereof, except for nonexclusive licenses to end users in the ordinary course of business or as otherwise indicated in Schedule
2.7. Except as set forth in Schedule 2.7, ADC is not bound by or a party to any options, licenses or agreements of any kind relating to the ADC Intellectual Property. Subject to the rights of third parties set forth in Schedule 2.7, all ADC Intellectual Property is free and clear of any third party claims and all liens, security interests and encumbrances whatsoever, other than Scheduled Liens. The conduct of the business of ADC has not violated, conflicted or infringed and does not violate, conflict with or infringe the intellectual property rights of any other person. Except as set forth in Schedule 2.7,

      (i) no claims are pending or, to the knowledge of the ADC Shareholder, threatened, against ADC by any person with respect to the ownership, validity, enforceability, effectiveness or use of any ADC Intellectual Property and

      (ii) since its inception, ACD has not received any communications alleging that it has violated any rights relating thereto.

      2.8  Contracts.

      (a) Except as set forth in Schedule 2.8, ADC is not a party to or bound by any of the following:

      (i) employment or consulting agreement that has an aggregate future liability in excess of $5,000 and is not by ADC upon notice of not more than 30 days for a cost of less than $5,000;

      (ii) covenant of Cymedix not to compete or otherwise restricting the operations of ADC;

      (iii) lease or similar agreement with any person under which

      (A) ADC is lessee of or holds or uses any machinery, equipment, vehicle or other tangible personal property owned by any other person or

      (B) ADC is a lessor or sublessor of, or makes available for use by any other person, any tangible personal property owned or leased by ADC;

      (iv)

      (A)  continuing   contract  for  the  future   purchase  of
materials,  supplies or equipment,

      (B) management,  service, consulting or other similar type of contract or

      (C) advertising agreement or arrangement;

      (v)material license, option or other agreement relating in whole or in part to

      (A) the ADC Intellectual Property, including any license or other agreement under which ADC is licensee or licensor thereof, or

      (B) trade secrets, confidential information or other proprietary rights of ADC;

      (vi) agreement, contract or other instrument under which ADC has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any other person;

      (viii)  agreement,  contract or other  instrument under which

      (A) any person has directly or indirectly  guaranteed  indebtedness,
liabilities or obligations   of  ADC  or

      (B)  ADC  has  directly  or   indirectly   guaranteed indebtedness,
liabilities or obligations of any other person;

      (ix) agreement, contract or other instrument under which ADC has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any other person;

      (x)agreement,   contract  or  other   instrument   providing  for
indemnification of any person with respect to liabilities relating to any current or former business of ADC; or

      (xi) other agreement, contract or other instrument to which ADC is a party or by or to which it or any of its assets or business is bound or subject that has an aggregate future liability to any other person in excess of $5,000 and is not terminable by ADC upon notice of not more than 300 days for a cost of less than $5,000.

      (b) Except as set forth in Schedule 2.8, all agreements, contracts or other instruments of ADC listed or required to be listed in the Schedules hereto (collectively, the AADC Contracts@) are valid, binding and in full force and effect and are enforceable by ADC in accordance with its terms. Except as set forth in Schedule 2.8, ADC has performed all material obligations required to be performed by it to date under the ADC Contracts and it is not in breach or default in any material respect thereunder (with or without the lapse of time or the giving of notice, or both) nor has any other party to any of the ADC Contracts notified ADC of that party=s belief that ADC is or is likely to become in breach or default in any material respect thereunder or of that party=s intention to accelerate or modify in a manner adverse to ADC any of its obligations or rights thereunder and, to the knowledge of the ADC Shareholder, no other party to any of the ADC Contracts is in breach or default in any material respect thereunder (with or without the lapse of time or the giving of notice, or both).

      2.9 Litigation. Schedule 2.9 sets forth a list of all pending lawsuits or claims against or affecting ADC or any of its properties, assets, operations or business. Except as set forth in Schedule 2.9,

     (a) none of the lawsuits or claims listed therein would have a material adverse affect on ADC if determined adversely to ADC, individually or in the aggregate,

     (b) ADC is not a party or subject to or in default under any judgment, order, injunction or decree of any Governmental Authority or arbitration tribunal applicable to it or any of its properties, assets, operations or business,

     (iii) there is no lawsuit or claim by ADC pending, or which ADC intends to initiate, against any other person and

     (iv) to the knowledge of the ADC Shareholder, there is no pending or threatened investigation of or affecting ADC by any Governmental Authority.

      2.10 Insurance. ADC maintains policies of fire and casualty, liability and other forms of insurance in amounts, with deductibles and against risks and losses that are, in its judgment, reasonable for the business and assets of ADC. The insurance policies maintained by ADC are listed in Schedule 2.10. Except as set forth in Schedule 2.10, all of the policies listed therein are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that are not yet, but may be, required to be paid with respect to any period ending prior to the Effective Date under comprehensive general liability and workmen=s compensation insurance policies), and no notice of cancellation or termination has been received with respect thereto. The activities and operations of ADC have been conducted in a manner conforming in all material respects to all applicable provisions of its insurance policies.

      2.11  Benefit  Plans.

     (a) Schedule 2.11 sets forth a list and brief description of all benefit plans maintained by ADC for the benefit of any of its employees. ADC has heretofore delivered to Cymedix true, complete and correct copies of

     (i) each benefit plan,

     (ii) the most recent annual report on Form 5500 filed with the Internal Revenue Service with respect to each benefit plan (if required),

     (iii) the most recent summary plan description for each benefit plan for which a summary plan description is required and

     (iv) each trust agreement, group annuity contract and other financing and funding arrangement relating to any benefit plan.

     (b) Each benefit plan maintained by ADC has been administered in all material respects in accordance with its terms and applicable law. There are no lawsuits, actions, termination proceedings or other proceedings pending or, to the knowledge of the ADC Shareholder, threatened against or involving any of ADC's benefit plans and no investigations by any Governmental Authority or other claims (except claims for benefits payable in the normal operation of the benefit plans) pending or threatened against or involving any of its benefit plans.

      2.12 Absence of Changes or Events.  Except as set forth in Schedule  2.12,

     (a) since the date of the ADC Balance Sheet, there has not occurred any event or events or arisen any change of affairs that, individually or in the aggregate, has had or could have a material adverse effect,

     (b) since the date of the ADC Balance Sheet, the business of ADC has been conducted in the ordinary course and in substantially the same manner as previously conducted,

     (c) ADC has made all reasonable efforts consistent with past practices to adhere to preserve its relationships with customers, suppliers and others with whom it deals, and

     (d) from the date of the ADC Balance Sheet, ADC has not taken any action that, if taken after the date of this Agreement, would constitute a breach of any of its covenants set forth herein.

      2.13 Compliance with Applicable Laws. Except as set forth on Schedule 2.13, ADC is in compliance in all material respects with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority applicable to its business and operations.

      2.14 Disclosure. No representation or warranty of ADC or the ADC Shareholder contained in this Agreement, no statement contained in any document, certificate or Schedule and no data provided in connection with the due diligence investigation contemplated by Section 6(a) furnished or to be furnished by or on behalf of ADC to the Cymedix or any of its representatives pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading or necessary to fully and fairly provide the information required to be provided therein.

      3. Representations and Warrantees of Medix and Cymedix. Medix and Cymedix represent and warrant to ADC as follows:

      3.1 Organization. Cymedix is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, is (or shall be prior to the Effective Time) duly qualified to do business and in good standing as a foreign corporation in the State of New Jersey, and has the power to own, lease and operate its property and to carry on its business as now conducted.

      3.2 Authority.

     (a) Each of Medix and Cymedix has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Medix and Cymedix, subject only to the filing and recording of the New Jersey Certificate of Merger pursuant to the New Jersey Act and the Colorado Certificate of Merger pursuant to the Colorado Act. This Agreement has been duly executed and delivered by Medix and Cymedix and, assuming the due authorization, execution and delivery of this Agreement by ADC, constitutes the valid and binding obligation of Medix and Cymedix, enforceable in accordance with its terms.

      (b) The Merger Shares have been duly authorized by all requisite corporate action of Medix and shall, upon issuance, be validly issued, fully paid and nonassessable. Upon delivery to the ADC Shareholder of certificates representing the Merger Shares, they will acquire good and valid title to their Merger Shares, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, other than those arising from their own acts or omissions. Other than this Agreement, the Merger Shares are not subject to any agreement, arrangement, commitment or understanding, including any restriction relating to the voting, dividend rights or disposition of the Merger Shares. No stock transfer taxes will be due in the State of Colorado as a result of the issuance of the Merger Shares.

       (c) The Board of Directors of Medix has taken (or shall take by the Effective Time) all action necessary to approve the issuance of the Merger Shares pursuant to the Merger. No anti-takeover or similar statute or regulation applies or purports to apply to the transactions contemplated by this Agreement.

       3.3 No  Conflict.

       (a) The execution and delivery of this Agreement by Medix and Cymedix do not, and the performance of this Agreement by them will not,

       (i) conflict with or violate the their respective certificates of incorporation or bylaws,

       (ii) subject to compliance with the requirements set forth in Section 3.3(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to them or by which their properties are bound or affected, or

       (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair their respective rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of their properties or assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which either of them is a party or by which their properties are bound or affected.

       (b) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority is required by or with respect to Medix or Cymedix in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for the filing of the Colorado Certificate of Merger with the Secretary of State of Colorado and the New Jersey Certificate of Merger with the Secretary of State of the State of New Jersey.

      4.Indemnities

      4.1 Survival of Representations. All representations and warranties made by the parties hereunder shall survive the Effective Date until the first anniversary thereof (the Survival Date). ADC shall have the continuing obligation until the Closing promptly to supplement or amend the Schedules delivered hereunder with respect to any matter hereafter arising or discovered that, if existing or known at he date of this Agreement, would have been required to be set forth or described in the Schedules hereto.

      4.2 ADC  Shareholder  Indemnity.

      (a) The ADC Shareholder agrees to indemnify and hold harmless Cymedix from and against all losses, liabilities, claims, damages, costs and expenses, including reasonable attorneys fees (collectively, Losses and individually, a Loss) that Cymedix may sustain arising out of any breach by ADC or the ADC Shareholder of any of their representations, warranties or covenants in this Agreement. Cymedix shall promptly notify the ADC Shareholder of the existence of any third party claim, demand or other matter to which the indemnification obligations of the ADC Shareholder would apply. The ADC Shareholder shall be entitled, at his expense and with counsel reasonably acceptable to Cymedix, to assume and conduct the defense of the claim. If the ADC Shareholder does not undertake the defense of the claim, or if he has a conflict of interest with respect to the claim, Cymedix shall be entitled to retain separate counsel reasonably acceptable to the ADC Shareholder, at the expense of the ADC Shareholder, to conduct the defense.

      (b) The ADC Shareholder shall continue to defend and shall bear all Losses associated with a pending litigation captioned Dezine Healthcare Solutions, Inc. vs. David R. Pfeil d/b/a Arrow Professional Enterprises and d/b/a Automated Design Concepts (Docket No. C 80-99, Middlesex County, New Jersey.

       4.3 Cymedix Indemnity. Cymedix agrees to indemnify and hold harmless the ADC Shareholder from and against all Losses that the ADC Shareholder may sustain arising out of any breach by Medix or Cymedix of any of their representations, warranties or covenants in this Agreement. The ADC Shareholder shall promptly notify Cymedix of the existence of any third party claim, demand or other matter to which the indemnification obligations of Cymedix would apply. Cymedix shall be entitled, at its expense and with counsel reasonably acceptable to the ADC Shareholder, to assume and conduct the defense of the claim. If Cymedix does not undertake the defense of the claim, or if it has a conflict of interest with respect to the claim, the ADC Shareholder shall be entitled to retain separate counsel reasonably acceptable to the Cymedix, at the expense of Cymedix, to conduct the defense.

      5.Conduct of Business Pending Closing

      5.1 Conduct of Operations. ADC agrees, from the date of this Agreement to the Closing, and unless otherwise approved in advance in writing by Cymedix, it will conduct its business in the ordinary and usual courses of business and shall maintain its books of account in a manner that fairly and correctly reflects its income, expenses, assets and liabilities in accordance with GAAP.

      5.2 Preservation of Representations. Prior to the Closing, ADC shall not take any action that

      (a) if taken on or before the date hereof, would make untrue any of the representations and warranties contained in Article 2 or

      (b) would interfere with the ability of Medix or Cymedix to perform this Agreement.

      5.3 Procuring Approvals. ADC shall use its best efforts to obtain all licenses, consents or other approvals required to be obtained from any financial institution or other person in connection with the consummation of the transactions contemplated by this Agreement.

      6. Conditions to Obligations of Medix and Cymedix.The obligations of Medix and Cymedix under this Agreement are subject to the following conditions, any of which may be waived in writing in whole or in part by Cymedix.

      6.1 No Material Breaches. There shall not have been any material breach of the representations, warranties, covenants and agreements of ADC or the ADC Shareholder contained in this Agreement, and all of their representations and warranties shall be true as of the Closing Date, except to the extent that they are expressly stated to be true as of some other time.

      6.2 Compliance with Entire Agreement. ADC shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it.

      6.3 Employment Agreements. The employees of ADC listed on Schedule 6.3 (the ADC Employees) shall have entered into employment agreements with Cymedix in form and substance acceptable to Cymedix.

      6.4 Certain Consents Obtained. ADC shall have obtained any required written consents of any third parties whose consent is required to the transactions contemplated by this Agreement.

      6.5 Indebtedness. On the Effective Date, the outstanding indebtedness and accounts payable of ADC, net of accounts receivable, shall not exceed $40,000 in the aggregate.

      6.6 Further Assurances. ADC or the ADC Shareholder shall have delivered to Cymedix any documents and further assurances that it may reasonably request to memorialize the transactions contemplated hereby or to confirm the satisfaction of the conditions set forth in this Article 6.

      7. Conditions to Obligations of ADC. The obligations of ADC under this Agreement are subject to the following conditions, any of which may be waived in writing in whole or in part by ADC.

      7.1 No Material Breaches. There shall not have been any material breach of the representations, warranties, covenants and agreements of the Medix and Cymedix contained in this Agreement, and all of its representations and warranties shall be true as of the Closing Date, except to the extent that they are expressly stated to be true as of some other time.

      7.2 Compliance with Entire Agreement. Medix and Cymedix shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them.

      7.3 Employment Agreements. Cymedix shall have entered into employment agreements with the ADC Employees in form and substance acceptable to them.

      7.4 Office Lease. Cymedix shall have entered into a two-year lease for the office space currently leased by ADC at 72 Brunswick Woods Drive, East Brunswick, New Jersey 08816 on terms acceptable to the ADC Shareholder.

      7.5 Further   Assurances.   Cymedix  shall  have  delivered  to  the  ADC
Shareholder any documents and further assurances that he may reasonably request to memorialize the transactions contemplated hereby or to confirm the satisfaction of the conditions set forth in this Article 7.

      8.Termination

      8.1 Cymedix Termination. This Agreement may be terminated by Cymedix and the transactions contemplated hereby abandoned at any time prior to the Closing if ADC shall have failed to satisfy any of the conditions set forth in Section 6 or any of those conditions shall have become incapable of fulfillment and shall not have been waived by Cymedix.

      8.2 ADC Termination. This Agreement may be terminated by ADC and the transactions contemplated hereby abandoned at any time prior to the Closing if Medix or Cymedix shall have failed to satisfy any of the conditions set forth in
Section 7 or any of those conditions shall have become incapable of fulfillment and shall not have been waived by ADC.

      8.3 Other Termination Events. This Agreement may be terminated and the transactions contemplated hereby abandoned by Cymedix or ADC if the Closing does not occur within 30 days of the date hereof, provided that the party seeking termination pursuant to this Section 8.3 is not in breach in any of its material representations, warranties, covenants or agreements contained in this Agreement.

      8.4 Notice of Termination. In the event a party seeks to terminate this Agreement pursuant to this Section 8, it shall give written notice thereof to the other party, setting forth in reasonable detail the grounds for termination, whereupon the transactions contemplated by this Agreement shall be terminated without further action by any party. In the event of termination, this Agreement shall become void and of no further force or effect, except that each party shall return all documents and other material received from or on behalf of the other party in connection with the transactions contemplated hereby, whether so obtained before or after the execution hereof. All confidential information received by a party with respect to the business of the other party shall be held in confidence notwithstanding any termination of this Agreement.

      9. Miscellaneous

      9.1 Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns.

      9.2 Entire  Agreement.  This  Agreement,   including  the  Schedules  and
Exhibits, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof. There are no representations, promises, warranties, covenants, undertakings or assurances (express or implied) other than those expressly set forth or provided for herein and in the other documents referred to herein. This Agreement may not be modified or amended orally, but only by a writing signed by all the parties hereto.

      9.3 Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter. The headings and captions in this Agreement and the Schedules are for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision hereof.

      9.4 Governing   Law.  This  Agreement  and  all  rights  and  obligations
hereunder shall be governed by, and construed in accordance with, the law of the State of Colorado applicable to agreements made and to be performed wholly within that State, without regard to the conflicts of laws principles of that State.

      9.5 Expenses. Each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

      9.6 Assignment. This Agreement may not be assigned by any party without the prior written consent of the other parties.

      9.7 Notices. All notices, requests, consents and demands by the parties hereunder shall be delivered by hand, by recognized national overnight courier or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

      (a) if to the Medix or Cymedix, to:

               Medix Resources, Inc.
               7100 E. Belleview Avenue B Suite 301
               Englewood, CO 80111
               Attention: President

               With a copy to:

               Cymedix Lynx Corporation
               One Broadwalk B Suite 200
               Thousand Oaks, CA 91360
               Attention: Chairman

       (b) if to ADC or the ADC Shareholder, to:

               Automated Design Concepts, Inc.
               72 Brunswick Woods Drive
               East Brunswick, New Jersey 08816
               New York, NY  10118
               Attn: President

        9.8 Non-waivers. Neither any failure nor any delay on the part of any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver of any rights of such party, unless such waiver is made by a writing executed by the party and delivered to the other parties hereto, nor shall a single or partial exercise of any right preclude any other or further exercise of any other right, power or privilege accorded to any party hereto.

        9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original. It shall not be necessary when making proof of this Agreement to account for more than one counterpart.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    MEDIX RESOURCES, INC.



                                    By:___________________________________
                                       John R. Prufeta,
                                       President and Chief Executive Officer


                                    CYMEDIX LYNX CORPORATION



                                    By:___________________________________
                                       John R. Prufeta,
                                       President and  Chief Executive Officer


                                    AUTOMATED DESIGN CONCEPTS, INC.



                                    By:___________________________________
                                       David R. Pfeil,
                                       President



                                    By:-----------------------------------
                                       David R. Pfeil






                                                                     EXHIBIT A-1



                              CERTIFICATE OF MERGER

                                       OF

                         AUTOMATED DESIGN CONCEPTS, INC.

                                      INTO

                            CYMEDIX LYNX CORPORATION
                           (The Surviving Corporation)



To the Department of the Treasury
State of New Jersey

      Pursuant to the provisions of Section 14A:10-7 of the New Jersey Business Corporation Act, it is hereby certified that:

      1. The names of the merging corporations are Automated Design Concepts, Inc., a business corporation organized under the laws of the State of New Jersey, and Cymedix Lynx Corporation, a business corporation organized under the laws of the State of Colorado.

      2.Annexed hereto as Annex A and made a part hereof is the Plan and Agreement of Merger for merging Automated Design Concepts, Inc. with and into Cymedix Lynx Corporation (the Plan of Merger), as approved by the board of directors of each constituent corporation.

      3.The number of shares of capital stock of Automated Design Concepts, Inc. that were entitled to be voted at the time of approval of the Plan of Merger by its shareholders is 100 shares, all of which are of one class and all of which were voted for approval of the Plan of Merger by unanimous written consent dated March 8, 2000.

      4.The applicable provisions of the laws of the jurisdiction of Cymedix Lynx Corporation relating to the merger of Automated Design Concepts, Inc. with and into Cymedix Lynx Corporation will have been complied with upon compliance with the filing requirements thereof.

      5.Cymedix Lynx Corporation hereby agrees that it may be served with process in the State of New Jersey in any proceeding for the enforcement of any obligation of Automated Design Concepts, Inc. or any obligation of Cymedix Lynx Corporation for which it is previously amenable to suit in the State of New Jersey and in any proceeding for the enforcement of the rights of a dissenting shareholder of Automated Design Concepts, Inc. against Cymedix Lynx Corporation; and Cymedix Lynx Corporation hereby irrevocably appoints the Department of the Treasury of the State of New Jersey as it agent to accept service of process in any such proceeding and designates the following post office address outside the State of New Jersey to which the Department of the Treasury of the State of New Jersey shall mail a copy of the process in such proceeding:

            Cymedix Lynx Corporation
            One Boardwalk B Suite 200
            Thousand Oaks, CA 91360
            Attention: Chairman

      6. Cymedix Lynx Corporation will continue its existence as the surviving corporation under its present name pursuant to the laws of its jurisdiction of organization.

      Executed on this 14th day of March, 2000.



                                       CYMEDIX LYNX CORPORATION



                                       By:___________________________________
                                          John R. Prufeta,
                                          Chairman of the Board



                                       AUTOMATED DESIGN CONCEPTS, INC.



                                       By:___________________________________
                                          David R. Pfeil,
                                          President




                                                                         ANNEX A


                          PLAN AND AGREEMENT OF MERGER
                                       OF
                         AUTOMATED DESIGN CONCEPTS, INC.
                           (a New Jersey corporation)
                                      INTO
                            CYMEDIX LYNX CORPORATION
                            (a Colorado corporation)



      This Plan of Merger (the APlan of Merger@) was adopted on March 8, 2000 by the board of directors of Automated Design Concepts, Inc., a business corporation organized under the laws of the State of New Jersey (ADC), and by the board of directors of Cymedix Lynx Corporation, a business corporation organized under the laws of the State of Colorado (Cymedix).

      1.Pursuant to the provisions of the New Jersey Business Corporation Act (the New Jersey Act) and the provisions of the Colorado Business Corporation
Act (the Colorado Act), ADC shall merge (the Merger) with and into Cymedix, which shall be the surviving corporation of the Merger.

      2.Effective upon the filing of certificates of merger in accordance with the New Jersey Act and the Colorado Act (the Effective Time), the separate existence of ADC will cease, and Cymedix will be the surviving entity in the Merger (the Surviving Company) and will continue to be governed by the laws of the State of Colorado in accordance with the Colorado Act and the provisions of its certificate of incorporation and bylaws, which shall continue in full force and effect until amended in the manner prescribed by the Colorado Act.

      3.The directors and officers of the Surviving Company shall be the directors and officers of Cymedix in office immediately prior to the Effective Time, to serve until their respective successors are duly elected or appointed and qualified.

      4.At the Effective Time, all of the issued and outstanding capital stock of ADC will be converted into the right to receive, in the aggregate,

      (a) cash in the amount of One Hundred Thousand Dollars  ($100,000) and

      (ii) 60,400 shares of common stock, $.001 par value, of Medix Resources, Inc., the parent corporation of Cymedix. No other cash, rights or securities will be issued in the Merger.

      5.From and after the  Effective  Time,

     (a) Cymedix shall possess all the rights, privileges, powers and franchises of ADC and shall be subject to all the restrictions, disabilities and duties of ADC,

     (b) all of the rights, privileges, powers and franchises of ADC, and all property and debts due to ADC on whatever account shall be vested in Cymedix,

     (c) all property, rights, privileges, powers and franchises of ADC shall be as effectually the property of Cymedix as they were of ADC, and the title to any real estate vested by deed or otherwise in ADC shall not revert to or be in any way impaired by reason of the Merger, and

     (d) all rights of creditors and all liens upon any property of ADC shall be preserved unimpaired, and all debts, liabilities and duties of ADC shall attach to Cymedix and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by Cymedix.

      6.The Merger shall have all the other effects provided by the New Jersey Act and the Colorado Act.

      7.The Plan of Merger shall be submitted to the shareholders of ADC for their approval in the manner prescribed by the provisions of the New Jersey Act, and the Merger shall be authorized in the manner prescribed by the provisions of the Colorado Act.

      8.ADC and Cymedix hereby stipulate that, upon approval of the Plan of Merger by the shareholders of ADC entitled to vote thereon in the manner prescribed by the provisions of the New Jersey Act and authorization of the Merger in the manner prescribed by the provisions of the Colorado Act, they will cause to be executed and filed any document prescribed by the provisions of the New Jersey Act and the Colorado Act, and they will cause to be performed all acts necessary to effectuate the Merger.

      9.The proper officers of ADC and of Cymedix are hereby authorized, empowered and directed to do any and all acts and to make, execute, deliver and file any and all instruments and documents that shall be necessary or proper to carry out or effect any of the provisions of the Plan of Merger. Each of the parties will use all reasonable efforts to obtain any necessary waivers, consents and approvals, effect all necessary filings and take all actions necessary or appropriate to consummate the transactions contemplated by the Plan of Merger.

      10. Notwithstanding the approval of the Plan of Merger by the shareholders of ADC entitled to vote thereon in the manner prescribed by the provisions of the New Jersey Act and authorization of the Merger in the manner prescribed by the provisions of the Colorado Act, the Merger may be abandoned at any time prior to the effective time in the State of New Jersey in the event that either party elects to do so.

AS APPROVED, ADOPTED AND EXECUTED BY EACH OF THE CONSTITUENT ENTITIES AND EACH OF THE OTHER PARTIES TO THE MERGER AGREEMENT AS OF MARCH 8, 2000




                                                                     EXHIBIT A-2


                               ARTICLES OF MERGER
                                       OF
                         AUTOMATED DESIGN CONCEPTS, INC.
                                      INTO
                            CYMEDIX LYNX CORPORATION
                           (The Surviving Corporation)


      Pursuant to the provisions of Section 7-111-105 of the Colorado Business Corporation Act (the Act), Cymedix Lynx Corporation, a Colorado corporation incorporated on October 28, 1997, the surviving corporation (the Surviving Corporation) in the merger described herein (the Merger), hereby represents as follows:

      1. Plan of Merger. The Plan and Agreement of Merger in the form annexed hereto as Annex A, summarizing the principal terms of the Agreement and Plan of Merger entered into as of March 8, 2000 among the Surviving Corporation, Automated Design Concepts, Inc., a New Jersey corporation (ADC), and David R. Pfeil, the sole shareholder of ADC (the Plan), has been approved and adopted by the Surviving Corporation and ADC in accordance with the requirements of the Act , the requirements of the laws of the State of New Jersey and the requirements of the Plan.

      2. Shareholder Approval. The shareholders of ADC were required to approve the Plan, and the number of votes cast for approval of the Plan by each group entitled to vote separately on the Merger were sufficient for approval of the Plan by that voting group. The shareholder of the Surviving Corporation were not required to approve the Plan pursuant to Section 7-111-103(7) of the Act.

      3. Effective Date. The Merger shall take effect upon the filing of these Articles of Merger with the office of the Secretary of State of the State of Colorado and a Certificate of Merger relating to the Merger with the Secretary of State of the State of New Jersey.

Executed on this 14th day of March, 2000


                                       CYMEDIX LYNX CORPORATION



                                       By:___________________________________
                                          John R. Prufeta,
                                          Chairman the Board


                                       AUTOMATED DESIGN CONCEPTS, INC.



                                       By:___________________________________
                                          David R. Pfeil,
                                          President



                                                                         ANNEX A


                          PLAN AND AGREEMENT OF MERGER
                                       OF
                         AUTOMATED DESIGN CONCEPTS, INC.
                           (a New Jersey corporation)
                                      INTO
                            CYMEDIX LYNX CORPORATION
                            (a Colorado corporation)


      This Plan of Merger (the Plan of Merger) was adopted on March 8, 2000 by
the  board  of  directors  of  Automated  Design  Concepts,   Inc.,  a  business
corporation organized under the laws of the State of New Jersey (ADC), and by the board of directors of Cymedix Lynx Corporation, a business corporation organized under the laws of the State of Colorado (Cymedix).

      1. Pursuant to the provisions of the New Jersey Business Corporation Act (the New Jersey Act) and the provisions of the Colorado Business Corporation
Act (the Colorado Act), ADC shall merge (the Merger) with and into Cymedix, which shall be the surviving corporation of the Merger.

      2. Effective upon the filing of certificates of merger in accordance with the New Jersey Act and the Colorado Act (the Effective Time), the separate existence of ADC will cease, and Cymedix will be the surviving entity in the Merger (the Surviving Company) and will continue to be governed by the laws of the State of Colorado in accordance with the Colorado Act and the provisions of its certificate of incorporation and bylaws, which shall continue in full force and effect until amended in the manner prescribed by the Colorado Act.

      3.The directors and officers of the Surviving Company shall be the directors and officers of Cymedix in office immediately prior to the Effective Time, to serve until their respective successors are duly elected or appointed and qualified.

      4. At the Effective Time, all of the issued and outstanding capital stock of ADC will be converted into the right to receive, in the aggregate,

     (a) cash in the amount of One Hundred Thousand Dollars  ($100,000) and

     (ii) 60,400 shares of common stock, $.001 par value, of Medix Resources, Inc., the parent corporation of Cymedix. No other cash, rights or securities will be issued in the Merger.

      5. From and after the  Effective  Time,

     (a) Cymedix shall possess all the rights, privileges, powers and franchises of ADC and shall be subject to all the restrictions, disabilities and duties of ADC,

     (b) all of the rights, privileges, powers and franchises of ADC, and all property and debts due to ADC on whatever account shall be vested in Cymedix,

     (c) all property, rights, privileges, powers and franchises of ADC shall be as effectually the property of Cymedix as they were of ADC, and the title to any real estate vested by deed or otherwise in ADC shall not revert to or be in any way impaired by reason of the Merger, and

     (d) all rights of creditors and all liens upon any property of ADC shall be preserved unimpaired, and all debts, liabilities and duties of ADC shall attach to Cymedix and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by Cymedix.

     6. The Merger shall have all the other effects provided by the New Jersey Act and the Colorado Act.

     7. The Plan of Merger shall be submitted to the shareholders of ADC for their approval in the manner prescribed by the provisions of the New Jersey Act, and the Merger shall be authorized in the manner prescribed by the provisions of the Colorado Act.

     8. ADC and Cymedix hereby stipulate that, upon approval of the Plan of Merger by the shareholders of ADC entitled to vote thereon in the manner prescribed by the provisions of the New Jersey Act and authorization of the Merger in the manner prescribed by the provisions of the Colorado Act, they will cause to be executed and filed any document prescribed by the provisions of the New Jersey Act and the Colorado Act, and they will cause to be performed all acts necessary to effectuate the Merger.

    9.The proper officers of ADC and of Cymedix are hereby authorized, empowered and directed to do any and all acts and to make, execute, deliver and file any and all instruments and documents that shall be necessary or proper to carry out or effect any of the provisions of the Plan of Merger. Each of the parties will use all reasonable efforts to obtain any necessary waivers, consents and approvals, effect all necessary filings and take all actions necessary or appropriate to consummate the transactions contemplated by the Plan of Merger.

    10. Notwithstanding the approval of the Plan of Merger by the shareholders of ADC entitled to vote thereon in the manner prescribed by the provisions of the New Jersey Act and authorization of the Merger in the manner prescribed by the provisions of the Colorado Act, the Merger may be abandoned at any time prior to the effective time in the State of New Jersey in the event that either party elects to do so.

AS APPROVED, ADOPTED AND EXECUTED BY EACH OF THE CONSTITUENT ENTITIES AND EACH OF THE OTHER PARTIES TO THE MERGER AGREEMENT AS OF MARCH 8, 2000